UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

March 9, 2006	(March 8, 2006)
Date of report	(Date of earliest event reported)

Hexcel Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	1-8472	94-1109521
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

Two Stamford Plaza
281 Tresser Boulevard
Stamford, Connecticut 06901-3238
(Address of Principal Executive Offices and Zip Code)

(203) 969-0666
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written Communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Events

Item 8.01   Other Events

In our Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) on March 7, 2006, we disclosed that on February 9, 2006, the US Department of Justice (“DOJ”) informed us that it wished to enter into a statute of limitations tolling agreement covering possible civil claims the United States could assert against Hexcel with respect to Zylon fiber fabric that the Company made and was incorporated into allegedly defective body armor manufactured by some of our customers.  On March 8, 2006, we entered into a tolling agreement with the DOJ which excludes the period between February 14, 2006 and September 1, 2006 when determining whether any such civil claims are time-barred.

On February 28, 2006, we filed a Registration Statement on Form S-3 for the public offering by certain investors of 21,433,306 shares of our common stock (or up to 23,576,637 shares if the underwriters exercise their option to purchase additional shares from the investors).  We are including as exhibits 99.1 and 99.2 to this Current Report on Form 8-K the following information, which will be included in the final prospectus for this offering:

•                  Capitalization Table, which sets forth our cash and cash equivalents and our capitalization as of December 31, 2005 on an actual and pro forma basis

•                  Unaudited Pro Forma Financial Information, including an unaudited pro forma condensed consolidated balance sheet as of December 31, 2005 and an unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2005

We have filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents we have filed with the SEC for more complete information about Hexcel and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, either of the joint book-running managers in the offering will arrange to send you the prospectus if you request it by contacting Goldman, Sachs & Co., 85 Broad Street, New York, NY 10004 (Tel: 1-866-471-2526) or Credit Suisse Securities (USA) LLC, One Madison Avenue, New York, NY 10010 (Tel: 212-325-2580).

Section 9 — Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

       (c)  Exhibits

99.1               Capitalization Table

99.2               Unaudited Pro Forma Financial Information

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEXCEL CORPORATION

                March 9, 2006

/s/ Ira J. Krakower
Ira J. Krakower
Senior Vice President

Exhibit Index

Exhibit No.	Description

99.1	Capitalization Table

99.2	Unaudited Pro Forma Financial Information